                     [LETTERHEAD OF WHIRLPOOL CORPORATION]


                                August 2, 2000



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Whirlpool Corporation - Form 8-K
     --------------------------------

Ladies and Gentlemen:

     On behalf of Whirlpool Corporation, a Delaware corporation (the "Company"), accompanying this letter for filing (via EDGAR) with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, is a Current Report on Form 8-K dated August 2, 2000 covering the Company's mailing of it's 1999 annual report for the Whirlpool 401(K) Plan to it's plan members.

     In addition, a copy of the Form 8-K is being filed with both the New York Stock Exchange and the Chicago Stock Exchange.

     Please call if you should have any questions regarding the accompanying filing.

                                 Yours very truly,



                                 /s/ Robert T. Kenagy

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                     ------------------------------------

                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 2, 2000

                             WHIRLPOOL CORPORATION
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                   1-3932                  38-1490038
----------------------------    ----------------    ----------------------------
(State or other jurisdiction    (Commission File          (I.R.S. Employer
     of incorporation)               Number)             Identification No.)



         2000 M63 North, Benton Harbor, Michigan             49022-2692
        ---------------------------------------------------------------
        (Address of principal executive officers)            (Zip Code)


                                (616)-923-5000
              --------------------------------------------------
              Registrant's telephone number, including area code

Item 5. Other Events
        ------------

          On August 2, 2000, the Company commenced mailing a summary of the annual report for the Whirlpool 401(k) Plan for the 1999 plan year that ended December 31, 1999 to members of the Plan.

Item 7. Financial Statements and Exhibits
        ---------------------------------

          Copy of annual report to members of the Whirlpool Corporation 401(k) Plan.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  WHIRLPOOL CORPORATION
                                  Registrant



Date: August 2, 2000           By: /s/ Robert T. Kenagy
                                  ------------------------------
                                  Name: Robert T. Kenagy
                                  Title: Associate General Counsel and Secretary

1999 Annual Report
to members of the Whirlpool 401(k) Plan

This is a summary of the annual report for the Whirlpool 401(k) Plan, EIN 38-1490038, for the 1999 plan year that ended December 31, 1999. The annual report has been filed with the Internal Revenue Service, as required under the Employee Retirement Income Security Act of 1974 (ERISA).

Basic financial statement

Benefits under the plan are provided by the Whirlpool 401(k) Trust. Plan expenses were $53,392,895. These expenses included $91,930 in administrative expenses and $53,300,965 in benefits paid to participants and beneficiaries. There were no other expenses reported. A total of 20,123 persons were participants in or beneficiaries of the plan at the end of the plan year.

The value of plan assets, after subtracting liabilities of the plan, was $863,687,683 as of December 31, 1999, compared to $628,482,165 as of January 1,
1999. During the plan year, the plan experienced an increase in its net assets of $235,205,518. This increase includes unrealized appreciation in the value of plan assets; that is, the difference between the value of the plan's assets at the end of the year and the value of the assets at the beginning of the year or the cost of assets acquired during the year. The plan had total income of $288,598,413, including employer contributions of $12,134,944, employee contributions of $56,571,780, and earnings from investments of $219,891,689.

Minimum funding standards

The plan is not subject to the minimum funding standards of ERISA. However, a $12,134,944 company contribution was made to the plan for the year ending December 31, 1999.

Your rights to additional information under the SAR

You have the right to receive a copy of the full annual report, or any part thereof, on request. To obtain a copy of the full annual report, or any part thereof, write to the address below or call Putnam Investments at 1-888-WHR-401k. You also have the right to receive from the plan administrator, on request, a statement of the assets and liabilities of the plan and the accompanying notes, or a statement of income and expenses of the plan and accompanying notes, or both. If you request a copy of the full annual report from the plan administrator, these two statements and accompanying notes will be included as part of the report.

You also have the legally protected right to examine the annual report at the main office of the plan at the Administrative Center, Benton Harbor,Michigan 49022, and at the U.S. Department of Labor, upon payment of copying costs. Requests to the Department of Labor should be addressed to: Public Disclosure Room, N5507, Pension and Welfare

Benefit Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W. Washington, D.C. 20210.



The Summary
Annual Report (SAR)
Under ERISA

A Cross-Reference to the Annual Report (5500)


SAR ITEM                              FORM 5500 LINE ITEMS
Funding arrangement                   11,12
Total plan expenses                   35(h)
Administrative expenses               35(g) col. b
Benefits paid                         35(e)(iii) col. b
Other expenses                        35(f)
Total participants                    7(f)
Value of plan assets (net):
     End of plan year                 35(l)
     Beginning of plan year           35(k)
Change in net assets                  35(l) minus 35(k)
Total income                          35(d)
     Employer contributions           35(a)(i)(A) & 35 (a)(ii)
     Employee contributions           35(a)(i)(B) & 35 (a)(ii)
     Gain/Loss from sale of assets    35(b)(iv) col. b
     Earnings from investments        35(b)(i)G col. b, 35(b)(ii)(B) col. b,
                                      35(b)(iii), 35(b)(v) & 35(b)(vi)
Total insurance premiums              35(e)(ii) or Total of Schs. A Part II.
                                      Item (5)(b)
Funding deficiency:
     Defined benefit plans            Sch. B, item 9(m) or 10(h)
     Defined contribution plans       15(b)(iii)